UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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American Battery Materials, Inc.

(Name of Registrant as Specified in its Charter)

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To the Stockholders of American Battery Materials, Inc.:

This Information Statement is furnished by the Board of Directors of American Battery Materials, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on August 13, 2024, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to inform the Company’s stockholders that the Board of Directors recommended on August 13, 2024, and holders of a majority of the outstanding Common Stock acted by written consent thereafter, to approve the following:

1.	A grant of discretionary authority to the Board of Directors or the executive officers of the Company to implement a reverse stock split of the outstanding shares of Common Stock on the basis of one post-reverse split share for up to every five (5) pre-reverse split shares (for example, if you own 5 shares now, you will own 1 share after the reverse stock split) to occur as soon as practicable, but in no event later than 120 days after the date of this Information Statement, with the exact time of the reverse stock split and the exchange ratio of the reverse split to be determined by the Board of Directors or the executive officers of the Company. A proposed 1-for-5 reverse stock split of the outstanding shares of Common Stock would reduce the outstanding shares of Common Stock from approximately 11.6 million shares to 2.3 million shares.

2.	The filing of a Certificate of Amendment of the Certificate of Incorporation that will decrease the authorized number of shares of the Company’s Common Stock to One Hundred Million (100,000,000) shares.

3.	The adoption of the Company’s 2024 Incentive Compensation Plan, under which 4,000,000 shares of common stock will be reserved for issuance thereunder.

The Company believes that, given its current size and balance sheet position, shortly following the effective date of the proposed reverse stock split it will meet the quantitative requirements for listing on the NYSE American or Nasdaq, which may enhance its visibility, institutional investor appetite and commercial credibility. With the reverse stock split, the Company believes its share price will increase to a level that satisfies the minimum price and public float market value requirements of NYSE American or Nasdaq.

As of the record date, 11,674,954 shares of Common Stock were issued and outstanding. Each share of Common Stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Holders of an aggregate of 7,361,296 shares of Common Stock, or 63.1% of the Company’s issued and outstanding shares, voted for the grant of the discretionary authority to the Board of Directors or the executive officers of the Company to effect the reverse stock split of the outstanding shares of Common Stock, for the approval of the Certificate of Amendment of the Certificate of Incorporation and for the adoption of the Company’s 2024 Incentive Compensation Plan. Our executive officers and directors have the power to pass the proposed corporate actions without the concurrence of any of the Company’s other stockholders.

As a result of requirements under applicable federal securities and state law, the stockholder consent will not be effective, and therefore the grant of discretionary authority to effect the reverse stock split and the filing of the Certificate of Amendment of the Certificate of Incorporation cannot occur, until at least 20 calendar days after this Information Statement is sent or given to the stockholders of record as of the record date.

We appreciate your continued support and confidence in the Company.

Very truly yours,

DAVID E. GRABER
Chairman and Chief Executive Officer

Greenwich, Connecticut

September ___, 2024

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

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American Battery Materials, Inc.

500 West Putnam Avenue, Suite 400

Greenwich, Connecticut 06830

(646) 502-7484

INFORMATION STATEMENT

(Preliminary)

September __, 2024

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY

INTRODUCTION

American Battery Materials, Inc. is a Delaware corporation with its principal executive offices located at 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830. The Company’s telephone number is (800) 998-7962. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about actions that the Board of Directors and holders of a majority of the Company’s outstanding Common Stock have taken. The actions were taken by the Board of Directors and by stockholders holding a majority of the Company’s outstanding Common Stock acting by written consent effective on August 13, 2024, and will be effective when the Company files the Certificate of Amendment of the Certificate of Incorporation with the State of Delaware.

The Company expects to file the Certificate of Amendment of the Certificate of Incorporation to reduce the authorized number of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) in October 2024 and effect the proposed 1 for up to 5 reverse stock split of the issued and outstanding shares of Common Stock before the end of 2024.

Copies of this Information Statement are being mailed on or about September __, 2024, to holders of record on August 13, 2024, who did not vote for the corporate actions described in this Information Statement.

GENERAL INFORMATION

The Board of Directors and holders of a majority of the Company’s outstanding Common Stock voted to approve and authorize the following:

1.	A grant of discretionary authority to the Board of Directors or the executive officers of the Company to implement a reverse stock split of the outstanding shares of Common Stock on the basis of one post-reverse split share for up to every five (5) pre-reverse split shares (for example, if you own 5 shares now, you will own 1 share after the reverse stock split) to occur as soon as practicable, but in no event later than 90 days after the date of this Information Statement, with the exact time of the reverse stock split and the exchange ratio of the reverse split to be determined by the Board of Directors or the executive officers of the Company. A proposed 1-for-5 reverse stock split of the outstanding shares of Common Stock would reduce the outstanding shares of Common Stock from approximately 11.7 million to 2.3 million shares.

2.	The filing of a Certificate of Amendment of the Certificate of Incorporation that will decrease the authorized number of shares of the Company’s Common Stock to One Hundred Million (100,000,000) shares.

3.	The adoption of the Company’s 2024 Incentive Compensation Plan, under which 4,000,000 shares of common stock will be reserved for issuance thereunder.

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The reverse split exchange ratio that the Board of Directors and holders of a majority of the stockholders approved is up to five pre-reverse split shares for each one post-reverse split share, which the Board of Directors deemed to be in the best interests of the Company and its stockholders. The Board of Directors and holders of a majority of the stockholders approved an amendment to the Company’s Certificate of Incorporation to reduce the authorized number of shares of Common Stock from Four Billion Five Hundred Million (4,500,000,000) shares to One Hundred Million (100,000,000) shares. The Board of Directors and holders of a majority of the outstanding shares of common stock have approved the Company’s 2024 Incentive Compensation Plan, as described below.

As of August 13, 2024, there were 11,674,954 outstanding shares of Common Stock, which constitute the Company’s only outstanding voting securities. Each stockholder of record is entitled to one vote. Holders of an aggregate of 7,361,296 shares of Common Stock, or 63.1% of the Company’s issued and outstanding shares, voted in favor of the grant of the discretionary authority to the Board of Directors or the executive officers of the Company to effect the reverse stock split of the outstanding shares of Common Stock, for the approval of the Certificate of Amendment of the Certificate of Incorporation and for the adoption of the Company’s 2024 Incentive Compensation Plan. Therefore, the Company is not asking you for a proxy and you are requested not to send the Company a proxy.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital consists of 4,500,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of August 13, 2024, the Company had 11,674,954 shares of Common Stock outstanding and no shares of preferred stock outstanding.

Holders of the Company’s Common Stock: (i) have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors; (ii) are entitled to share ratably in all of the Company’s assets available for distribution to stockholders upon liquidation, dissolution or winding-up of the Company’s affairs; (iii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iv) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. The Common Stock does not have cumulative voting rights.

STOCKHOLDER RESOLUTION NO. 1

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO IMPLEMENT A

ONE FOR UP TO FIVE REVERSE STOCK SPLIT

The Board of Directors and holders of a majority of the outstanding shares of Common Stock have approved a grant of discretionary authority to the Board of Directors or the executive officers of the Company to implement a reverse stock split for the purpose of increasing the per share price of the Common Stock. The reverse split exchange ratio that the Board of Directors and majority stockholders approved is up to five (5) pre-reverse split shares (“Old Shares”) for each one post-reverse split share (“New Shares”), with the reverse stock split to occur as soon as practicable, but in no event later than 120 days after the date of this Information Statement, the exact time of the reverse stock split and the exchange ratio of the reverse split to be determined by the directors or the executive officers of the Company in their discretion. In addition, approval of this proposal also gives the Board of Directors authority to decline to implement a reverse stock split.

The Board of Directors believes that the approval of a range for the exchange ratio of the reverse stock split (as contrasted with approval of a specified exchange ratio of the reverse split) provides the Board of Directors or the executive officers of the Company with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the stockholders. The actual ratio for implementation of the reverse split would be determined by the directors or executive officers based upon its evaluation as to what exchange ratio of Old Shares to New Shares would be most advantageous to the Company and the stockholders.

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The Board of Directors also believes that approval of a reverse split process that is achieved “as soon as practicable” (as contrasted with approval of a specified time of the reverse split) provides the Board of Directors or the executive officers of the Company with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the stockholders.

The Company believes that, given its current size and balance sheet position, shortly following the effective date of the proposed reverse stock split it will meet the quantitative requirements for listing on the NYSE American or Nasdaq. With the reverse stock split, the Company believes its share price will increase to a level that satisfies the minimum price and public float market value requirements of NYSE American or Nasdaq in contemplation of a possible public offering with a concurrent uplisting or a business combination with an exchange-listed public company, although no assurance can be given that the Company will proceed with or complete any such transaction. The Company believes that a listing on a more prominent exchange will enhance the visibility of the Common Stock and allow for certain commercial opportunities not currently available to the Company. The Company believes that a listing on NYSE American or Nasdaq, if effectuated, may generate greater interest among professional investors and institutions and enhance prospective analyst coverage and brokerage recommendations.

The New Shares issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock.

The Company cannot assure you that it will be successful in achieving a listing on NYSE American or Nasdaq, generating greater interest among professional investors and institutions, enhancing prospective analyst coverage and brokerage recommendations, or completing any public offering or business combination. Stockholders should also note that if the Company elects to implement a reverse stock split, there is no assurance that prices for shares of the Common Stock after the reverse split will be up to five times greater than the price for shares of Common Stock immediately before the reverse stock split, depending on the exchange ratio of the reverse split. The Company cannot guarantee to stockholders that the price of its shares will reach or sustain any price level in the future, and it is possible the proposed reverse stock split will have no lasting impact on its share price.

Effect of the Reverse Stock Split

American Battery Materials is a public company. The reverse stock split would not affect the registration of the Common Stock under the Exchange Act, nor will it change the Company’s periodic reporting and other obligations under that act.

The reverse stock split will not alter any stockholder’s percentage interest in the Company’s outstanding shares, except to the extent that the reverse stock split results in any of the Company’s stockholders owning a fractional share. No fractional shares shall be issued. Any stockholder who beneficially owns a fractional share of the Company’s Common Stock after the reverse stock split, will receive an additional share of Common Stock in lieu of such fractional share. The principal effects of the reverse stock split will be that the number of shares of Common Stock issued and outstanding will be reduced from approximately 11.7 million shares to 2.3 million shares (assuming the reverse stock split is implemented at a 1-for-5 exchange ratio).

The voting and other rights of holders of Common Stock would not be affected by the reverse split (other than as described above). For example, a holder of 1% of the voting power of the outstanding shares of Common Stock immediately before the effective time of the reverse stock split would continue to hold 1% of the voting power of the outstanding shares of Common Stock after the reverse split. The number of stockholders of record would also not be affected by the reverse stock split.

Stockholders should recognize that if a reverse stock split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately before the effective time divided by the 1-for-5 exchange ratio, or such lesser exchange ratio as may be determined by the Company’s directors or executive officers, subject to adjustment for fractional shares, as described above).

The determination of the exchange ratio of the reverse stock split will also have an effect on the number of authorized but unissued shares of Common Stock remaining. Based on the 100,000,000 shares of Common Stock that will be authorized under the Company’s amended Certificate of Incorporation, if the Company elects to implement a 1-for-5 reverse stock split, the reverse split, when implemented, would have the effect of leaving approximately 97,665,009 authorized but unissued shares of Common Stock. By comparison, if the Company elects to implement a 1-for-3 reverse stock split, the reverse split, when implemented, would have the effect of leaving approximately 96,108,349 authorized but unissued shares of Common Stock.

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The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.

The large number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Certificate of Incorporation or By-laws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Company’s Board of Directors. At this time, the Board of Directors does not have any plans to issue new shares of Common Stock resulting from the large number of authorized but unissued shares because of the reverse stock split.

The Company currently has no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 under the Exchange Act.

Commencing with the effective date of the reverse stock split, all outstanding options, warrants and other convertible securities entitling holders thereof to purchase shares of the Company’s Common Stock will entitle such holders to receive, upon exercise of their securities, a fraction (depending on the actual exchange ratio of the reverse stock split) of the number of shares of the Company’s Common Stock which such holders may purchase upon exercise or conversion of their securities. In addition, commencing on the effective date of the reverse stock split, the exercise or conversion price of all outstanding options, warrants and other convertible securities of the Company will be increased depending on the actual exchange ratio of the reverse stock split.

The Company expects to effectuate the proposed reverse stock split of the issued and outstanding shares of Common Stock before the end of 2024.

Risks Associated with the Reverse Stock Split

This Information Statement includes forward-looking statements including statements regarding the timing of the proposed reverse stock split and the potential benefits of a reverse split, including, but not limited to, increasing the per share price of the Common Stock. The words “believe,” “expect,” “will, “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect the Company’s current views and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Some of the important risk factors affecting the Company’s business, that could cause its actual results, performance or financial condition to differ seriously from expectations, include uncertainties relating to doubt regarding the Company’s ability to continue as a going concern, the need for additional capital to fund the Company’s operations, potential challenges and uncertainties in the Company’s new lithium extraction operation, such as unexpected geological formations, technological hurdles, regulatory changes, unforeseen costs, and construction delays, anticipated exploration results, feasibility assessments, regulatory approvals, and property development plans, expected growth in the lithium battery market, and intense competition in the Company’s market and the lack of sufficient financial and other resources to maintain and enhance its competitive position, and other factors. For a discussion of these and other risk factors, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on April 1, 2024, and other filings made by the Company with the U.S. Securities and Exchange Commission.

If approved and implemented, the reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of Common Stock on a post-split basis. Odd lots may be more difficult to sell or require greater transaction costs per share to sell than shares in “even lots” of even multiples of 100 shares.

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Federal Income Tax Consequences

The Company believes that the federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a stockholder on the surrender of the Old Shares or receipt of the certificate representing post-split New Shares.

(ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to the Company.

(v) The federal income tax treatment of the receipt of the one additional share in lieu of any fractional interests by a stockholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company’s opinion is not binding upon the Internal Revenue Service or the courts, and the Company cannot assure you that the Internal Revenue Service or the courts will accept the positions expressed above.

The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he, she or it resides. Stockholders are urged to consult their own tax advisors with respect to the federal, state and local tax consequences of the reverse stock split.

STOCKHOLDER RESOLUTION NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors and holders of a majority of the outstanding shares of Common Stock have approved an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 4,500,000,000 shares to 100,000,000 shares. The Company’s Certificate of Incorporation presently authorizes the issuance of 4,500,000,000 shares of Common Stock and 10,000,000 shares of preferred stock.

The amendment would result in the text of Article 4 of the Company’s Certificate of Incorporation reading in its entirety as follows:

“Article 4 – Corporate Capitalization. The amount of the total common stock that the Corporation is authorized to issue is 100,000,000 shares with a par value of $0.001 per share. All holders of shares of common stock shall be identical with each other in every respect.

The amount of the total preferred stock that this Corporation is authorized to issue is 10,000,000 shares with a par value of $0.001 per share, with designations, rights and preferences as may be determined from time to time by the Board of Directors of the Corporation.”

The Board of Directors unanimously recommended that the Company approve the above amendment in conjunction with implementation of the proposed reverse stock split since, if and when the reverse stock split is implemented, the Company does not currently foresee needing more than 100,000,000 shares of Common Stock to be authorized.

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Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment. The amendment will become effective upon the filing, promptly after the expiration of the 20-day period commencing with the mailing of this Information Statement, of the Certificate of Amendment of the Certificate of Incorporation required by the General Corporation Law of Delaware.

The Company expects to file the Certificate of Amendment of the Certificate of Incorporation on or about October ____, 2024.

STOCKHOLDER RESOLUTION NO. 3

The 2024 Incentive Compensation Plan was adopted by the Board of Directors, and approved by holders of a majority of the outstanding Common Stock, effective August 13, 2024. The plan is designed to assist the Company and its subsidiaries and other designated affiliates, referred to herein as Related Entities, in attracting, motivating, retaining (including through designated retention awards), and rewarding high-quality executives, employees, officers, directors, and individual consultants who provide services to the Company or the Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Under the plan, the Company may grant stock options, SARs, restricted stock, RSUs, shares granted as a bonus or in lieu of another award, dividend equivalents, and other stock-based awards or performance awards. The persons eligible to receive awards under the plan consist of officers, directors, employees, and consultants of the Company who are natural persons providing bona fide services to the Company or any Related Entities and whose services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for shares of the Company’s Common Stock. The material features of the plan are outlined below.

Shares available for awards; adjustments. The aggregate number of shares of Common Stock available for issuance under the plan is 4,000,000 shares, plus the lesser of (i) 2% of the number of shares outstanding as of the end of each of the Company’s fiscal years or (ii) such lesser number of shares as the Compensation Committee may determine. The Company expects that any shares that are subject to an award under the plan will be counted against this limit as one share for every one share granted.

If any shares subject to (i) any award under the plan, or after the effective date of the plan are forfeited, expire, or otherwise terminate without issuance of such shares, (ii) any award that are withheld to satisfy the applicable withholding taxes resulting from the grant, exercise, and/or vesting of such award, or (iii) any award under the plan that could have been settled with shares is settled for cash or otherwise does not result in the issuance of all or a portion of the shares, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for delivery with respect to awards under the plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share.

The administrator of the plan is authorized to adjust the limitations on the number of shares of Common Stock available for issuance under the plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, shares of Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate.

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Administration. The plan is to be administered by the Compensation Committee of the Board of Directors; except, if the Board of Directors fails to designate a Compensation Committee or if there are no longer any members on the Compensation Committee so designated by the Board of Directors, or for any other reason determined by the Board of Directors, then the Board of Directors will serve as the committee. Subject to the terms of the plan, the Compensation Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the plan, construe and interpret the plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the plan.

Eligibility. The persons eligible to receive awards under the plan are the officers, directors, employees, consultants and other persons who provide services to the Company. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the plan.

Stock options and stock appreciation rights. The Compensation Committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of the Common Stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Compensation Committee, provided that the exercise price per share of an option and the grant price per share of a SAR will be no less than 100% of the fair market value of a share of the Common Stock on the date such option or SAR is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of the Common Stock on the date such ISO is granted.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Compensation Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”) at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by the Compensation Committee. The Compensation Committee thus has the discretion to permit the exercise price of options awarded under the plan to be paid in cash, shares, other awards or other property (including loans to participants).

Restricted stock. The Compensation Committee is authorized to grant restricted stock. Restricted stock is a grant of shares of Common Stock which are subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by the Compensation Committee.

Restricted stock units. The Compensation Committee is authorized to grant restricted stock units, or RSUs. An award of RSUs confers upon a participant the right to receive shares of the Common Stock or cash equal to the fair market value of the specified number of shares covered by the RSUs at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted.

Dividend equivalents. The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other awards, or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted in connection with another award (other than stock options and SARs), may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, awards, or otherwise as specified by the Compensation Committee.

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Shares granted as a bonus or in lieu of another award. The Compensation Committee is authorized to grant shares of the Common Stock as a bonus free of restrictions, or to grant shares of the Common Stock or other awards authorized under the plan in lieu of the Company’s obligations to pay cash under the plan or other plans or compensatory arrangements.

Other stock-based awards. The Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Compensation Committee determines the terms and conditions of such awards.

Performance awards. The Compensation Committee is authorized to grant performance awards to participants on terms and conditions established by the Compensation Committee. Performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of the Common Stock or other property, or any combination thereof, as determined by the Compensation Committee.

Other terms of awards. Awards may be settled in the form of cash, shares of Common Stock, other awards, or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, shares of Common Stock, or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the plan. The Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers subject to any terms and conditions the Compensation Committee may impose thereon.

Acceleration of vesting; change in control. Subject to certain limitations contained in the plan, including those described in the following paragraph, the Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the Company, as defined in the plan, any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will not lapse, and any performance goals and conditions applicable to an award will not be deemed to have been met, as of the time of the change in control, unless either (i) the Company is the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the plan. In the event of a change in control and either (i) the Company is the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the plan, the applicable award agreement may provide that any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will lapse, and any performance goals and conditions applicable to an award shall be deemed to have been met, as of the time of the change in control. If the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or the successor company assumes or substitutes for the applicable award, as determined in accordance with the plan, the applicable award agreement may provide that with respect to each award held by such participant at the time of the change in control, in the event a participant’s employment is terminated without “cause” by the Company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the plan, within 24 months following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such award will lapse, and any performance goals and conditions applicable to each such award will be deemed to have been met, as of the date on which the participant’s employment is terminated.

Amendment and termination. The Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or the Compensation Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted; provided that, except as otherwise permitted by the plan or an award agreement, without the consent of an affected participant, no such action by the Board of Directors may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The plan will terminate at the earliest of (i) such time as no shares of Common Stock remain available for issuance under the plan, (ii) termination of the plan by the Board of Directors, or (iii) the tenth anniversary of the effective date of the plan.

It is intended that any amounts payable under the plan will either be exempt from Section 409A of the Code or will comply with Section 409A (including Treasury regulations and other published guidance related thereto) so as not to subject an employee to payment of any other additional tax, penalty or interest imposed under Section 409A of the Code.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of August 13, 2024, on a pre-reverse stock split basis. The information in this table provides the ownership information for each person known by the Company to be the beneficial owner of more than 5% of the Common Stock; each of the Company’s directors; each of the Company’s executive officers; and all of the Company’s directors and executive officers as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address of the beneficial owner is c/o American Battery Materials, Inc., 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner(1)	Shares of Common Stock (Including Shares Underlying Other Securities) Beneficially Owned (2)		Percentage of Shares of Common Stock (Including Shares Underlying Other Securities) Beneficially Owned (3)
David Graber	4,009,362	(3)	34.3%

Sebastian Lux	121,158		1.0%

Agustin Cabo	-		*

Dylan Glenn	11,112		*

Jared Levinthal	12,112		*

Andrew Suckling	11,112		*

Justin Vorwerk	14,480		*

Dr. Adam Lipson	1,633,166		14.0%

5% Stockholders:

Marilyn Kane	1,815,058	(4)	15.5%

All directors and executive officers as a group (8 persons)	5,812,502		50.5%

*Less than 1% of outstanding shares of Common Stock.

(1)	The mailing address for each officer and director is c/o American Battery Materials, Inc., 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to convertible notes and warrants convertible or exercisable currently or within 60 days of August 13, 2024. In determining the percent of Common Stock owned by a person or entity as of August 13, 2024, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on conversion or exercise of convertible notes and warrants; and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding as of August 13, 2024, which is 11,674,954, and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the derivative securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

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(3)	Based on 11,674,954 outstanding shares as of August 13, 2024.
(4)	Includes shares owned by Cobrador Multi-Strategy Partners, LP, of which Mr. Graber is the managing partner.

(5)	Includes shares owned by (i) Automated Retail Leasing Partners, LP, of which Ms. Kane is the managing partner, and (ii) AJS Properties LLC, of which Ms. Kane is the manager. Mr. Graber owns a non-controlling interest in Automated Retail Leasing Partners.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from either of the matters to be acted upon as set forth in this Information Statement, which is not shared by all other stockholders pro rata, and in accordance with their respective interests.

NO DISSENTERS’ RIGHTS

Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the reverse stock split or any other corporate actions described in this Information Statement.

INFORMATION STATEMENT EXPENSES

The expense of this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this effort.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of its equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. All such persons have filed all reports.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings also are available to you free of charge at the SEC’s website at http://www.sec.gov or on the Company’s website at http://www.abmtm.com.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about the Company. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that the Company cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, the Company’s actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

You should rely only on the information provided in this Information Statement. The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front page of this document.

By Order of the Board of Directors,

David E. Graber
Chairman and Chief Executive Officer

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EXHIBIT A

AMERICAN BATTERY MATERIALS, INC.

2024 INCENTIVE COMPENSATION PLAN

1. Purpose. American Battery Materials, Inc., a Delaware corporation (the “Company”), hereby establishes the AMERICAN BATTERY MATERIALS, INC. 2024 INCENTIVE COMPENSATION PLAN (the “Plan”). The purpose of the Plan is to assist the Company and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) an “independent director” under the NYSE American listing requirements, or any similar rule or listing requirement that may be applicable to the Company from time to time.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(l) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

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(m) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” has the meaning set forth in Section 10(s).

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” or “FMV” means, as of any date, the value of a Share determined as follows:

(i) If the Share is listed on one or more established stock exchanges or national market systems, including without limitation, the New York Stock Exchange, NYSE American, or the Nasdaq Stock Market (any tier), its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Share is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Share is regularly quoted on an automated quotation system (including a marketplace operated by the OTC Markets Group, Inc.) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Share as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

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(iii) In the absence of an established market for the Share of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert) or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

(v) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or any action taken with the consent of the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(w) “Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto and that meets the requirements set out in the Plan.

(x) “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of NYSE American or any national securities exchange on which any securities of the Company are listed for trading and, if not quoted or listed for trading, by the rules of NYSE American.

(y) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

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(z) “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd) “Outside Director” means a member of the Board who is not an Employee.

(ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(gg) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(kk) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

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(mm) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn) “Restricted Stock Unit” means an Award granted to a Participant under Section 6(d) hereof.

(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

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(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares initially reserved and available for delivery under the Plan shall be 4,000,000, all of which may be Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

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(c) Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(i) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(ii) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(iii) If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(d) Limitation on Number of Shares Granted to Outside Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date Fair Market Value of equity-based Awards and the amount of any cash-based Awards granted to an Outside Director during any calendar year shall not exceed $250,000.

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5. Eligibility and Participation. Individuals eligible to participate in the Plan include all Employees, Directors, and all Consultants and advisers to the Company and Related Entities, as determined by the Committee. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Related Entity, the Participant’s length of service, promotions and potential.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 409A of the Code, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

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(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) An Incentive Stock Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant.

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(C) Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

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(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

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(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(v) Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee is authorized to grant Restricted Stock Units to any Eligible Person. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest).

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(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

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(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based on any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Payment pursuant to an Award granted under this Section 6(i) shall be made at such times, by such methods and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered. Awards granted pursuant to the preceding sentence shall be designed, awarded and settled in a manner that does not result in additional taxes under Section 409A of the Code.

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(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of Section 409A of the Code and other applicable law, rules and regulations adopted by the Securities and Exchange Commission, and all applicable rules of any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on a national securities exchange, then the rules of NYSE American. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), subject to compliance with the provisions of Section 409A of the Code. Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

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(b) Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

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(iv) Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i) (ii), (iii) or (iv) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

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(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Section 422 of the Code) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

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(h) Code Section 409A. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

(i) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(j) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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(k) Investment Representations. The Company shall be under no obligation to issue any Shares covered by any Award unless the Shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such Shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the Shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

(l) Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any Shares issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares for exemption from the Securities Act of 1933, as amended, or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Shares during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10(l), if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of Shares acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

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(m) Placement of Legends; Stop Orders; etc. Each Share to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10(k) in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Share. All Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Share is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

(n) Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law.

(o) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(p) Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

(q) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

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(r) Venue. The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Florida with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Florida, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Florida court, and no other, (c) such Florida court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Florida court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

(s) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on [________], 2024 (“Effective Date”), subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Adopted on ________, 2024

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